UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2024

GENERATION ASIA I ACQUISITION LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41239	98-1588665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Boundary Hall, Cricket Square

Grand Cayman, Cayman Islands

(Address of principal executive offices, including zip code)

(Address of principal executive offices)

(345) 814-5580

(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	GAQ.U	The New York Stock Exchange
Class A ordinary shares	GAQ	The New York Stock Exchange
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GAQWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Deadline for Redemptions

Generation Asia I Acquisition Limited (the “Company”) filed a definitive proxy statement on March 29, 2024 (“Proxy Statement”) to hold a shareholders’ meeting of the Company (the “Shareholders Meeting”) at 9:00 am, Eastern time, on April 16, 2024. The Company hereby clarifies that the redemption deadline to exercise the redemption rights shall be 5:00 pm, Eastern time, on April 12, 2024 (two business days prior to the initially scheduled date of the Shareholders Meeting). Prior to 5:00 pm, Eastern time, on April 12, 2024, any shareholder seeking to exercise its redemption rights must (i) submit a written request to Continental Stock Transfer & Trust Company (the “Transfer Agent”) that the Company redeem Class A Ordinary Shares for cash and (b) tender or deliver Class A Ordinary Share certificates (if any) and other redemption forms to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

Supplement to the BCA Proxy Statement

In connection with the foregoing, the Company has decided to supplement the Proxy Statement (the “Proxy Supplement”) to provide updated information about the redemption deadline. There is no change to the date, location, the record date, or any of the other proposals to be acted upon at the Shareholders Meeting.

Shareholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote do not need take any action. Shareholders as of the March 25, 2024 record date can vote, even if they have subsequently sold their shares. Shareholders who wish to withdraw their previously submitted redemption requests may do so prior to the Shareholders Meeting by requesting that the Transfer Agent return such shares prior to the Shareholders Meeting.

A copy of the Proxy Supplement is filed herewith as Exhibit 99.1 and is incorporated to herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number

99.1	Proxy Supplement, dated as of April 3, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Generation Asia I Acquisition Limited

By:	/s/ Roy Kuan
Name:	Roy Kuan
Title:	Chief Executive Officer

Dated: April 3, 2024